UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|  | Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                       MILLENNIUM PLASTICS CORPORATION
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
|   |     No fee required.

|   |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)  Title of each class of securities to which transaction applies:
     Common  Stock,  par  value  $.001  per  share,  of  Millennium  Plastics
Corporation

     (2   Aggregate number of securities to which transaction applies:
     _______________ shares of Common Stock based on the number outstanding as of September 1, 2000.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was calculated pursuant to Exchange Act Rule 0-11 (c)(1), and is the product of multiplying 1/50 of 1% by an amount equal to the sum of (x) the product of ____________ shares of

Common Stock, par value $.001 per share, of Millennium Plastics Corporation multiplied by $_____________ per share, and (y) $___________ payable to holders of outstanding options to purchase shares of Common Stock in exchange for the cancellation of such options.

     (4)  Proposed maximum aggregate value of transaction: $135,714

     (5)  Total fee paid:   $27.14

|   |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     _____________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     _____________________________________________

     (3)  Filing Party:

     _____________________________________________

     (4)  Date Filed:

     _____________________________________________

                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121
Dear Millennium Plastics Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Millennium Plastics Corporation ("Millennium") to be held on September 25, 2000, at 10:00 a.m., local time, at The San Remo Hotel & Casino, Room - Chateau 4, 115 E. Tropicana, Las Vegas, Nevada. At the annual meeting, you will be asked to consider and vote upon;

1. the Acquisition Agreement, dated as of August 22, 2000, by and among Millennium and SCAC, providing for the acquisition (the "Acquisition") of 100% of the issued and outstanding shares Solplax Limited ("Solplax") by Millennium. Pursuant to the Acquisition, 12,000,000 restricted shares of Millennium will be exchanged for 100% of the issued and outstanding shares of Solplax. Following the Acquisition, Solplax will be a wholly owned subsidiary of Millennium;

2. to elect a new board of directors for Millennium to serve through the next year;

3.   to re-confirm Weaver and Martin as Millennium's independent auditors;

4.   to approve Millennium's 2000/2001 Stock Option Plan; and

5. to transact such other business as may properly come before the annual meeting or any adjournment or postponement.



      In 1999, the board of directors determined that in order to increase stockholder value, Millennium should focus on its core business, and should at the same time expand its business on an international basis as opposed to a United States ("US") only operation. Following this determination, Millennium sought to acquire the international rights for the biodegradable plastics, which Millennium was familiar with, having recently purchased the US intellectual property rights. After careful consideration of numerous alternatives, the board of directors concluded that an acquisition proposal by Millennium wherein Millennium would acquire 100% of Solplax, the subsidiary of SCAC, which held the international rights to the biodegradable plastics was the best alternative for our stockholders.

      The board of directors, acting on recommendations of a Special Committee, has determined that the terms and conditions of the Acquisition are fair to, and in the best interests of the Millennium stockholders. In reaching its decision, the Special Committee and the board of directors considered, among other things, the fact that Millennium owned the US rights and was commencing major research and development and marketing of the same technology on a national level, and that the acquisition of the intellectual property rights would allow Millennium to pursue the development and marketing of the technology on an international level, and the non cash consideration to be utilized by Millennium in the proposed Acquisition was fair to Millennium stockholders, from a financial point of view. Therefore, the board of directors recommends that you vote in favor of the Acquisition and the transaction contemplated thereby.

     The proposed Acquisition is an important decision for Millennium and its stockholders. The Acquisition cannot occur unless, among other things, the Acquisition agreement ("Acquisition Agreement") is approved by the holders of a majority of the outstanding shares of Millennium common stock entitled to vote at the annual meeting. The accompanying proxy statement explains the proposed Acquisition and provides specific information concerning the annual meeting. We encourage you to read this entire document carefully.

      Whether or not you plan to attend the annual meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Acquisition.

                                   Sincerely,

                                   /s/ Paul Branagan

                                   Paul Branagan
                                   CHAIRMAN OF THE BOARD AND
                                   CHIEF EXECUTIVE OFFICER

     The Acquisition and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Acquisition or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This proxy statement is dated September 8, 2000, and is first being mailed to Millennium stockholders on or about September 11, 2000 to stockholders of record of September 1, 2000.

                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON SEPTEMBER 25, 2000

Dear Millennium Plastics Stockholder:
      We will hold the Annual Meeting of Stockholders of Millennium Plastics Corporation on September 25, 2000 at 10:00 a.m., local time, at The San Remo Hotel & Casino, Room - Chateau 4, 115 E. Tropicana, Las Vegas, Nevada, for the following purposes:

1. To consider and vote upon the Acquisition Agreement, dated as of August 22, 2000, by and among Millennium and SCAC, providing for the acquisition (the "Acquisition") of 100% of the issued and outstanding shares Solplax Limited ("Solplax") by Millennium. Pursuant to the Acquisition, 12,000,000
   shares of Millennium will be exchanged for 100% of the issued and outstanding shares of Solplax. Following the Acquisition, Solplax will be a wholly owned subsidiary of Millennium;

2. To elect the following new board of directors for Millennium to serve through the next year;
          Paul T. Branagan
          William E. Lennon
          James L. Arnold
          Donato Grieco

3.   To re-confirm Weaver and Martin as Millennium's independent auditors;

4.   To approve Millennium's 2000-2001 Stock Option Plan; and

5. To transact such other business as may properly come before the annual meeting or any adjournment or postponement.

      The board of directors, acting on recommendations of a Special Committee, has determined that the terms and conditions of the Acquisition are fair to, and in the best interests of, the Millennium stockholders and unanimously recommends that you vote "FOR" the Acquisition.

     Only Millennium Plastics stockholders of record at the close of business on September 1, 2000, are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the annual meeting or any adjournments or postponements of the annual meeting will be available at and during the annual meeting.

      YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED,
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors

                         SECRETARY
Las Vegas, Nevada
August 22, 2000

                              TABLE OF CONTENTS

                                                                         PAGE

SUMMARY TERM SHEET                                                         1
     Date, Time and Place                                                  1
     Purpose of the Meeting                                                1
     Stockholders Entitled to Vote                                         2
     Vote Required                                                         2
     The Parties                                                           2
     Terms of the Acquisition                                              2
     Registration Rights                                                   2
     Exchange pf Certificates                                              3
     Recommendation of Millennium's Board of Directors                     3
     Dissenters' Rights                                                    3
     Tax Consequences                                                      3
     The Special Committee                                                 3
     Interest of Certain Persons in the Acquisition                        4
     Regulatory and Third Party Approvals                                  4
     Conditions to the Merger                                              4
     Termination                                                           4
     Effective Time                                                        4
     Operation of Solplax after the Acquisition                            4

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION                                5

WHO CAN HELP ANSWER YOUR QUESTIONS                                         6

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS                 6

THE ANNUAL MEETING                                                         7
     Time, Place And Date                                                  7
     Purpose Of The Meeting                                                7
     Record Date And Voting At The Annual Meeting                          7
     Votes Required                                                        8
     Solicitation And Proxy Solicitor                                      8
     Revocation And Use Of Proxies                                         8
     Adjournments Or Postponements                                         8
     Election of Directors                                                 9
     Board of Directors Meeting                                            9
     Identification of Executive Officers                                  9
     Summary Compensation                                                  9
     Insider Participation in Compensation Decisions                      10
     Board of Directors Report on Executive Compensation                  10
     2000/2001 Stock Option Plan                                          10
     Selection of Auditors                                                10

SPECIAL FACTORS OF ACQUISITION                                            10
     Background Of The Acquisition                                        10
     Reasons For The Acquisition                                          10
     Recommendation Of The Board Of Directors And The Annual Committee    11
     Certain Effects Of The Acquisition                                   12
     Federal Income Tax Consequences                                      12

THE ACQUISITION                                                           12
     Effective Time                                                       13
     The Acquisition And Acquisition Consideration                        13
     Regulatory Requirements                                              13
     Anticipated Accounting Treatment                                     13
     Rights Of Dissenting Stockholders                                    13
     Fees And Expenses                                                    13

THE ACQUISITION AGREEMENT                                                 14
     Representations And Warranties                                       14
     Conduct Of Business Prior To The Acquisition                         14
     Additional Agreements Of Millennium Plastics                         14
     Director And Officer Indemnification                                 15
     Cooperation And Reasonable Efforts                                   15
     Conditions To The Acquisition                                        15
     Termination Of The Acquisition Agreement                             16
     Termination Fee                                                      17
     Extension, Waiver And Amendment                                      17
     Interest of Certain Persons in the Acquisition                       17
     Indemnification and Insurance                                        17

DIRECTORS AND EXECUTIVE OFFICERS OF MILLENNIUM PLASTICS                   17
     Executive Officers                                                   17
     Duties, Responsibilities and Experience                              18

PRINCIPAL STOCKHOLDERS OF MILLENNIUM PLASTICS                             18

PROPOSALS OF STOCKHOLDERS FOR 2001 ANNUAL MEETING                         19

OTHER MATTERS                                                             19

EXPENSES OF PROXY SOLICITATION                                            19

WHERE YOU CAN FIND MORE INFORMATION                                       19

APPENDICES
Appendix A  Acquisition Agreement                                        A-1

                             SUMMARY TERM SHEET


      Throughout this proxy statement the term "Acquisition" means the Acquisition between SCAC Holdings Inc., a Nevada corporation ("SCAC"), and Millennium Plastics Corporation, a Nevada corporation ("Millennium"), with Solplax Limited ("Solplax") being the acquired entity. The term "Acquisition Agreement" means the Acquisition Agreement dated as of August 22, 2000, between SCAC Holdings Inc., a Nevada corporation ("SCAC"), and Millennium Plastics Corporation, a Nevada corporation ("Millennium"), with Solplax Limited ("Solplax") being the acquired entity. A copy of the Acquisition Agreement is attached as Appendix A to this proxy statement.

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Acquisition and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

     IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE ACQUISITION IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF MILLENNIUM BECAUSE, IF THE ACQUISITION AND EXCHANGE OF SHARES ARE CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN MILLENNIUM WILL BE DILUTED FOR AN EQUITY INVESTMENT IN SOLPLAX. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT.

Date, Time and Place of the        Monday,  September  25,  2000,  at  10:00
Annual   Meeting   of   Millennium a.m.,  Las  Vegas time, at The  San  Remo
Stockholders                       Hotel & Casino, Room - Chateau 4, 115  E.
                                   Tropicana,   Las  Vegas,  Nevada,   ("the
                                   Annual Meeting"). See "INTRODUCTION")

Purpose of the Meeting             1.   To   consider  and  vote  upon   the
                                       Acquisition Agreement, dated as of August
                                       22, 2000, by and among Millennium and
                                       SCAC, providing for the acquisition (the
                                       "Acquisition") of 100% of the issued and
                                       outstanding  shares Solplax  Limited
                                       ("Solplax") by Millennium. Pursuant to
                                       the      Acquisition,     12,000,000
                                       restrictedshares of Millennium will be
                                       exchanged for 100% of the issued and
                                       outstanding shares of Solplax. The shares are subject to a Registration Rights Agreement, wherein Millennium will register the shares under the Securities Act of 1933. Following the Acquisition, Solplax will be a wholly owned subsidiary of Millennium;

                                   2.   To  elect  a new board of  directors
                                        for Millennium to serve through the next year, (current nominations are for Paul
                                        T. Branagan, William E. Lennon, James L.
                                        Arnold, and Donato Grieco;

                                   3.   To  re-confirm Weaver and Martin  as
                                        Millennium's independent auditors;

                                   4.   To  approve  Millennium's  2000-2001
                                        Stock Option Plan; and


                                   5.   To  transact such other business  as
                                        may  properly come before the annual
                                        meeting   or   any  adjournment   or
                                        postponement.

Stockholders Entitled to Vote      Only Millennium stockholders of record at
                                   5:00 p.m., Las Vegas time on September 1,
                                   2000 are entitled to notice of and to vote at the Annual Meeting.

Vote Required                      Under   Nevada  law,  the  approval   and
                                   adoption of the Acquisition Agreement requires the affirmative vote of the holders of a majority of the Millennium
                                   Common Stock outstanding and entitled to vote. Millennium anticipates that all current Millennium directors and officers will vote their shares of Millennium
                                   Common  Stock to approve the Acquisition.
                                   As of September 1, 2000, the directors and officers of Millennium beneficially owned 908,500 shares of Millennium Common
                                   Stock representing 4% of the outstanding shares of Millennium Common Stock. See
                                   "Introduction," and "The Acquisition-Vote
                                   Required."

Parties to the Acquisition:
Millennium:                        Millennium Plastics Corporation, formerly
                                   Aurora  Corporation, through  its  merger
                                   with   Graduated  Plastics   Corporation,
                                   acquired the United States patent rights to the polymer and coating technology invented in 1995 by Solplax Limited of Ireland. The plastics have the unique and marketable characteristic of dissolving in water and leaving only non-toxic water and atmospheric gases.

                                   The   principal  executive   offices   of
                                   Millennium   are  located  at   6265   S.
                                   Stevenson  Way, Las Vegas, Nevada  89120.
                                   (702) 454-2121

SCAC Holdings Inc.:                SCAC  Holdings Inc. is the owner of  100%
                                   of the issued and outstanding shares of common stock of Solplax Limited. Solplax owns the patent rights to the polymer and coating technology worldwide, excluding
                                   Ireland, and the United States.

                                   The  principal executive offices of  SCAC
                                   Holdings  Inc. are located at 26  Laurier
                                   Rd., London, England NW515G

 Solplax Limited:                  Solplax Limited owns the patent rights to
                                   the   polymer   and  coating   technology
                                   worldwide,  excluding  Ireland,  and  the
                                   United  States. The new plastic  product,
                                   termed  Solplax,  has  its  technological
                                   basis  in  an  improved  method  for  the
                                   manufacture  of  thermoplastic  polyvinyl
                                   alcohol  (PVA) in combination with  other
                                   approved  food grade additives which  are
                                   commonly  used in commercial and consumer
                                   plastic     products.    The     products
                                   manufactured  with Solplax  polymers  are
                                   biodegradable  when disposed  of  through
                                   landfill or other disposal methods.
                                   The   Principal  executive   offices   of
                                   Solplax Limited are located in Galway, Ireland.

Terms of the Acquisition           As  a result of the Acquisition SCAC will
                                   receive   12,000,000  shares  of   common
                                   stock,  $.001  par value,  of  Millennium
                                   ("Millennium Common Stock")  pursuant  to
                                   the   Acquisition  Agreement.  See   "The
                                   Acquisition-Capitalization of Millennium and Exchange of Shares."

Registration Rights                The  Acquisition Agreement  provides  for
                                   the  issuance  of  12,000,000  shares  of
                                   Millennium Common Stock to be  issued  to
                                   SCAC  in exchange for 100% of the  issued
                                   and  outstanding  shares  of  Solplax,  a
                                   wholly  owned  subsidiary  of  SCAC.  The
                                   Millennium Common Stock issued to SCAC is
                                   subject   to  registration  rights   (the
                                   "Registration Rights"). Under the terms of the Acquisition Agreement Millennium shall register the 12,000,000 shares of Millennium Common Stock for distribution to the SCAC stockholders of record five days after the effective date of the registration.

Exchange of Certificates           If the Merger is consummated, exchange of
                                   certificates formerly representing shares
                                   of  Solplax Common Stock for certificates
                                   representing  the appropriate  number  of
                                   shares of Millennium Common Stock will be
                                   made  upon  surrender to Sperry  Young  &
                                   Stoecklein,  ("Exchange Agent")  1850  E.
                                   Flamingo  Rd.,  Suite  111,  Las   Vegas,
                                   Nevada,   89109,   of  the   certificates
                                   formerly  representing  100%  of  Solplax
                                   Common Stock.

Recommendation of Millennium Board
of   Directors;  Reasons  for  the The  board of directors of Millennium has
Acquisition; Fairness              duly    approved   and    executed    the
                                   Acquisition  Agreement and  recommends  a
                                   vote  in  favor of it in the belief  that
                                   the  Acquisition is in the best  interest
                                   of Millennium stockholders. Before giving
                                   this   approval,  the  Millennium   board
                                   reviewed  a number of factors,  including
                                   the  terms  of the Acquisition Agreement,
                                   the  shares  being issued  to  SCAC,  and
                                   information   regarding   the   financial
                                   condition,  operations and  prospects  of
                                   Solplax. The Millennium board also  found
                                   that  the  value  of the  Solplax  Common
                                   Stock  to  be  received pursuant  to  the
                                   Acquisition Agreement compared  favorably
                                   with   the  value  of  Millennium  Common
                                   Stock, in light of the technology being acquired as the result of the Solplax acquisition. See "Special Factors of the Acquisition - Recommendation of Board of
                                   Directors."

Dissenters' Rights                 Under Nevada law, because Millennium is a
                                   publicly   traded  corporation   on   the
                                   OTC:BB,  the common stockholders have  no
                                   dissenters' rights of appraisal. See "The
                                   Acquisition   -   Rights  of   Dissenting
                                   Stockholders."

Federal Income Tax Consequences    For  federal income tax purposes,  it  is
                                   intended  that the Acquisition constitute
                                   a    "reorganization"    under    Section
                                   368(a)(2)(E) of the Internal Revenue Code
                                   so   that   no  gain  or  loss  will   be
                                   recognized by SCAC. See "Special Factors of the Acquisition - Federal Income Tax
                                   Consequences."

The Special Committee              The  board  of  directors  established  a
                                   Special   Committee   to   exercise   all
                                   lawfully delegable powers of the board of
                                   directors   in   connection   with    any
                                   potential transaction for the acquisition of Solplax. All Millennium directors, except Mr., Branagan who is affiliated with SCAC (a director), are members of the Special Committee.




Interests  of Certain  Persons  in The  Acquisition agreement provides  that
the Acquisition                    indemnification  and  insurance  will  be
                                   maintained  for Millennium  officers  and
                                   directors, and indemnification provisions
                                   in   Millennium   current   articles   of
                                   incorporation   and   bylaws   will    be
                                   continued,  for  six  years   after   the
                                   Acquisition.    See   "The    Acquisition
                                   Agreement-Director      and       Officer
                                   Indemnification"   and   "Interests    of
                                   Certain   Persons  in  the   Acquisition-
                                   Indemnification" for further information.

Regulatory and Third Party         Other than compliance with the Hart-Scott-
Approvals                          Rodino  Antitrust  Improvements  Act   of
                                   1976,  no  material regulatory  approvals
                                   are  required.  Failure  to  obtain  non-
                                   material  governmental consents will  not
                                   prevent  completion of  the  Acquisition.
                                   See   "The   Acquisition   -   Regulatory
                                   Requirements."

Conditions to the Merger;
     Termination                   Notwithstanding    approval    of     the
                                   Acquisition   Agreement   by   Millennium
                                   stockholders,   consummation    of    the
                                   Acquisition  is subject to  a  number  of
                                   conditions  which, if  not  fulfilled  or
                                   waived,   permit   termination   of   the
                                   Acquisition   Agreement,  including   the
                                   absence   of  any  temporary  restraining
                                   order,     preliminary    or    permanent
                                   injunction,  or  other  order  preventing
                                   consummation  of the Acquisition  or  any
                                   transaction    contemplated    by     the
                                   Acquisition  Agreement.  The  Acquisition
                                   Agreement will terminate by its terms if the Acquisition has not occurred on or prior to the earlier of September 30, 2000 or five business days following the Millennium stockholder approval of the
                                   Acquisition Agreement. The Acquisition may also be abandoned by mutual consent, and in certain other circumstances. See
                                   "The  Acquisition  -  Conditions  to  the
                                   Acquisition."

Effective Time                     If  the  Acquisition Agreement is adopted
                                   and  approved at the Annual Meeting,  and
                                   all  other  conditions to the Acquisition
                                   have  been  met  or waived,  the  parties
                                   expect the Acquisition to be effective on
                                   September  25, 2000. See "The Acquisition
                                   -  Conditions to the Acquisition." If all
                                   conditions  are not met or waived,  there
                                   could be a delay in the Effective Time or
                                   the   Acquisition  Agreement   could   be
                                   terminated.

Operation  of  Solplax  after  the It   is  contemplated  that,  after   the
Acquisition                        Acquisition,   Millennium  will   operate
                                   Solplax as a wholly-owned subsidiary. See
                                   "The Acquisition."


                 QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

WHY SHOULD MILLENNIUM PURCHASE SOLPLAX?

     Solplax currently owns the international rights, except for Ireland, for biodegradable plastics as developed under certain patents - United States Patent 5,948,848. Millennium acquired rights under the patents for the United States. Millennium and SCAC, Solplax's parent corporation, have determined that the rights to develop multi-biodegradable plastic products on a worldwide basis would be more economically suited if controlled by a single entity. Therefore, Millennium, by purchasing Solplax, will control the worldwide biodegradable patents rights held by Solplax, with the exception of Ireland.

WHAT WILL HAPPEN TO SOLPLAX AFTER THE ACQUISITION?

      If the Acquisition is approved by Millennium, Solplax will become a wholly owned subsidiary of Millennium.

ARE THERE RISKS TO BE CONSIDERED?

      The Acquisition is contingent upon, among other things, stockholder approval and governmental approvals. If any of these or other conditions are not satisfied, or for some other reason the transaction does not close, Millennium Plastics's stock would be subject to market risks.

IF MY SHARES OF MILLENNIUM PLASTICS COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     No. The law does not allow your broker to vote your shares of Millennium common stock on the Acquisition at the annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Acquisition.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Acquisition.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Acquisition in the enclosed return envelope as soon as possible, so that your shares of Millennium common stock can be voted at the annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the annual meeting. You can do this in three ways:

   * You can send Millennium a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the annual meeting;

   * You can send Millennium a new proxy card prior to the vote at the annual meeting, which to be effective must be received by Millennium prior to the vote at the annual meeting; or

  * You can attend the annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the annual meeting and cast your vote at the annual meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Millennium 6265 S. Stevenson Way, Las Vegas, Nevada 89120. (702) 454-2121. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

                     WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Acquisition or would like additional copies of the proxy statement, you should contact:

                       Millennium Plastics Corporation
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                          Attention: Paul Branagan
                          President, and Secretary
                      Telephone Number: (702) 454-2121

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

     *    our financial performance and projections;

     *    our growth in revenue and earnings; and

     *    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

     *    our ability to retain the business of our significant customers;

    *    our ability to keep pace with new technology and changing market needs;
         and

     *    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE ANNUAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Millennium stockholders in connection with the solicitation of proxies by the Millennium board of directors for use at the annual meeting of stockholders of Millennium to be held on September 25, 2000, at 10:00 a.m., local time, at The San Remo Hotel & Casino, Room - Chateau 4, 115 E. Tropicana, Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

PURPOSE OF THE MEETING

      At the annual meeting, holders of Millennium Plastics common stock of record as of the close of business on September 1, 2000 will be eligible to vote upon:

1. the Acquisition Agreement, dated as of August 22, 2000, by and among Millennium and SCAC, providing for the acquisition (the "Acquisition") of 100% of the issued and outstanding shares Solplax Limited ("Solplax") by Millennium. Pursuant to the Acquisition, 12,000,000 shares of Millennium will be exchanged for 100% of the issued and outstanding shares of Solplax. Following the Acquisition, Solplax will be a wholly owned subsidiary of Millennium;

2. to elect new board of directors for Millennium to serve through the next year; (the nominated board members are Paul T. Branagan, William E. Lennon, James L. Arnold, and Donato Grieco);

3.   to re-confirm Weaver and Martin as Millennium's independent auditors;

4.   to approve Millennium's 2000/2001 Stock Option Plan; and

5. to transact such other business as may properly come before the annual meeting or any adjournment or postponement.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

      The board of directors has fixed the close of business on September 1, 2000, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments and postponements of the annual meeting. On that day, there were 15,992,000 shares of Millennium common stock outstanding, which shares were held by approximately 245 stockholders of record. Holders of Millennium Plastics common stock are entitled to one vote per share.

      A majority of the issued and outstanding shares of Millennium common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the annual meeting for the transaction of business.
      Any stockholder of Millennium Plastics has the right to vote against approval of the Acquisition and the Acquisition agreement. However, under Nevada law, because Millennium is a publicly traded corporation, Millennium Plastics stockholders have no statutory dissenters' rights of appraisal. See "Acquisition-Rights of Dissenting Stockholders."

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Millennium Plastics common stock entitled to vote at the annual meeting. A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the annual meeting.

SOLICITATION AND PROXY SOLICITOR

      Millennium will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Millennium will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Millennium Plastics common stock. Millennium stockholder proxies may be solicited by directors, officers and employees of Millennium in person or by telephone, facsimile or by other means of communication. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the Millennium board of directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Millennium before the vote at the annual meeting; (ii) executing a proxy with a later date and delivering it to Millennium before the vote at the annual meeting; or (iii) attending the annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Millennium, 6265 S. Stevenson Way, Las Vegas, Nevada 89120. Attendance at the annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

      Subject to proper revocation, all shares of Millennium common stock represented at the annual meeting by properly executed proxies received by Millennium will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the annual meeting may be made without notice, other than by an announcement made at the annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the annual meeting, whether or not a quorum exists. Any signed proxies received by Millennium Plastics will be voted in favor of an adjournment or postponement of the annual meeting in these circumstances, unless either a written note on the proxy delivered by the stockholder directs otherwise or the stockholder has voted against the Acquisition agreement. Thus, proxies voting against the Acquisition agreement will not be used to vote for adjournment of the annual meeting for the purpose of providing additional time to solicit votes to approve the Acquisition agreement. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow Millennium Plastics stockholders who have already sent in their proxies to revoke them at any time prior to their use.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

   The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation. Paul Branagan is the President, Secretary/Treasurer and a Director, William Lennon, James Arnold and Donato Grieco are Directors. All of them participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

   The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

2000/2001 STOCK OPTION PLAN

      The  2000/2001  Stock  Option Plan ("SOP") proposed  by  the  board  of directors of Millennium is to be administered by a committee established by the board of directors. Eligible participants include Millennium's employees, officers, directors, consultants and independent contractors of Millennium. The numbers and terms of the options to be granted each participant are to be determined by committee. The 2000/2001 SOP is proposed to have available 2 million shares of Millennium Common Stock available for the granting of options under the SOP. The option price per share may not be less than eighty-five percent (85%) of fair market value per share on the date of the grant of the option.

SELECTION OF AUDITORS
      The board of directors selected Weaver and Martin as the independent auditor to examine Millennium's financial statements for the fiscal year ended March 31, 2001.


                        SPECIAL FACTORS OF ACQUISITON

BACKGROUND OF THE ACQUISITION

      At  a  board  meeting on January 22, 2000, the board  of  directors  of
Millennium   determined  that,  in  order  to  increase  stockholder   value,
Millennium should focus on its core business.

      At a regular meeting held on April 30, 2000, the board of directors authorized the officers of Millennium to pursue the acquisition of Solplax to enable Millennium to control the worldwide patent rights for biodegradable plastics held by Solplax.

      At a special telecom meeting of the board of directors on May 29, 2000, the board of directors approved the terms of a letter of intent to purchase SCAC's 100% equity interest in Solpolax, and the formal document was executed on August 22, 2000.

REASONS FOR THE ACQUISITION

      As discussed above under the caption "Background of the Acquisition," the Millennium board of directors had determined in 1999 that, in order to increase stockholder value, Millennium should focus on its core business and should the board of directors of Millennium determined that in order to achieve its strategic objectives, Millennium would need to further concentrate its focus by selling more of its products, rationalize its remaining operations, acquire related businesses, and integrate those businesses into the existing operations. In evaluating this potential course of action, the board of directors determined that there was a significant risk that Millennium would be unsuccessful in implementing this course of action and that, even if successful, there was no assurance that these efforts would result in a meaningful increase in the price of Millennium common stock.

      In addition, several large holders of Millennium common stock had expressed to Millennium, from time to time in 1999 and continuing in 2000, their desire to sell their Millennium shares due to their perception that Millennium was not achieving its objectives of increasing stockholder value. Since there is a relatively small number of outstanding Millennium shares, the sale of large numbers of shares by one or more of these stockholders would likely result in a decrease in the market price of Millennium's common stock. Any such depressant effect in the market price of Millennium's common stock would likely have the effect of making it more difficult for Millennium to acquire other companies using Millennium's common stock as the form of consideration. As a result, any such sales of common stock by large stockholders may have impaired Millennium's ability to pursue its strategic objectives of repositioning Millennium for future growth, in part, through acquisitions. Without other catalysts to increase the market price of Millennium's common stock, the board of directors believed that it could take a considerable period of time for the stock price to recover from the effects of any such stock sales, if it were to recover at all.

      As a result, due to the board of directors' belief that the prospect of increasing stockholder value through the pursuit of a strategic plan to reposition Millennium involved a significant degree of uncertainty as well as significant time to achieve, the board of directors determined in April 2000 to consider the possible purchase of Solplax as an alternative means of increasing stockholder value. After careful consideration, the board of directors concluded that a proposal for Millennium to acquire Solplax was in the best interests of the Millennium's stockholders and, accordingly, approved the Acquisition. On August 21, 2000, the day prior to the announcement of the signing of the Acquisition agreement with SCAC, the closing market price of Millennium's common stock was $1.00 per share.

     This discussion of the information and factors considered by Millennium's board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Acquisition, Millennium's board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination. Further, individual members of the board of directors may have given differing weights to differing factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND THE ANNUAL COMMITTEE

      The board of directors, following the unanimous recommendation to it by the members of the Special Committee, has unanimously approved the Acquisition agreement, the Acquisition and the transactions contemplated by the Acquisition agreement and recommends that the stockholders vote "FOR" approval and adoption of the Acquisition agreement and the Acquisition. The board of directors believes that the consideration to be received by Millennium stockholders is fair and in the best interests of Millennium stockholders.

     The recommendation of the board of directors is based upon the following factors:

      (i) reviewed the Acquisition agreement and discussed with the officers of Millennium the course of negotiations with purchaser;

      (ii) reviewed certain internal financial and operating information, including financial forecasts and projections that were provided by Millennium, taking into account (a) the growth prospects of Millennium and the various market segments in which it competes, (b) the relation of projected trends to Millennium's historical performance and track record of meeting its forecasts, and (c) changes in management, organization structure and management practices at certain subsidiaries;

     (iii) met with Millennium corporate office and subsidiary management regarding the business prospects, financial outlook and operating plans of each subsidiary of Millennium;

      (iv) performed a discounted cash flow analysis to analyze the present value of the future cash flow streams that Millennium is expecting to generate, which included various sensitivity analyses that addressed potential effects to Millennium's financial forecasts and projections and an assessment of Millennium's net asset value in relation to potential value available to the stockholders;

      (v) considered the current and historical market prices of the Millennium common stock, as well as the limited trading volume and public float of the Millennium common stock;

     (vi) compared the valuation in the public market of companies similar to that of Millennium and to that of its individual subsidiaries in market, product types, and size;

CERTAIN EFFECTS OF THE ACQUISITION

      Pursuant to the Acquisition agreement, following approval of the Acquisition Agreement and subject to the fulfillment or waiver of certain conditions, Solplax will become a 100% wholly owned subsidiary of Millennium, and Millennium will issue 12,000,000 restricted shares of its Common Stock, subject to registration rights. As a result of the Acquisition Millennium will own the worldwide rights to the Solplax biodegradable plastics technology, with the exception of Ireland.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is a general summary of the material United States federal income tax consequences of the Acquisition. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), regulations promulgated by the United States Treasury Department, judicial authorities, and current rulings and administrative practice of the Internal

Revenue Service (the "Service"), as currently in effect, all of which are subject to change at anytime, possibly with retroactive effect. This discussion does not address all aspects of federal income taxation that might be relevant to particular holders of Millennium common stock in light of their status or personal investment circumstances; nor does it discuss the consequences to such holders who are subject to annual treatment under the federal income tax laws such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold Millennium common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than the United States dollar or to persons who have received their Millennium common stock as compensation. Further, this discussion does not address the state, local or foreign tax consequences of the Acquisition.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION, INCLUDING THE APPLICABILITY TO YOUR PARTICULAR SITUATION OF THE TAX CONSIDERATIONS CONTAINED IN THIS SUMMARY AND THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

Millennium has not requested an opinion, nor does Millennium intend to request an opinion to the effect that the acquisition will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. However, Millennium has attempted to structure the Acquisition as a reorganization for tax purposes. Since Millennium stockholders will not be receiving shares in the acquisition, management determined that it would not request such an opinion.

      If the Acquisition qualifies as a reorganization within the meaning  of
Section  368(a)  of  the  Internal  Revenue  Code,  then,  subject   to   the
assumptions, limitations and qualifications referred to herein, the Acquisition should result in the following federal income tax consequence:

       No gain or loss will be recognized by SCAC in receipt of Millennium shares as the result of SCAC exchanging Solplax shares for Millennium shares.

       A successful Internal Revenue Service challenge to the reorganization status of the Acquisition would result in SCAC recognizing taxable gain or loss with respect to each share of Solplax stock surrendered equal to the difference between SCAC's basis in such share and the fair market value, as of the effective time of the Acquisition, of the Millennium common stock received in exchange therefor. In such event, SCAC's aggregate basis in the Millennium common stock so received would equal its fair market value as of the effective time of the Acquisition, and SCAC's holding period for such stock would begin the day after the Acquisition. The gain or loss generally will be a capital gain or loss.


                               THE ACQUISITION

      THE FOLLOWING IS A BRIEF SUMMARY OF ACQUISITION AGREEMENT, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. YOU SHOULD READ THE ACQUISITION AGREEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE ACQUISITION. IN THE EVENT OF ANY DISCREPANCY BETWEEN THE TERMS OF THE ACQUISITION AGREEMENT AND THE FOLLOWING SUMMARY, THE ACQUISITION AGREEMENT WILL CONTROL.

EFFECTIVE TIME

      The Acquisition agreement provides that the Acquisition will become effective upon the filing of the Articles of Acquisition with the Secretary of State of the State of Nevada or at such other time as the parties may agree and specify in the Articles of Acquisition (the "Effective Time"). If the Acquisition is approved at the annual meeting by the holders of a majority of all outstanding shares of common stock, and the other conditions to the Acquisition are satisfied or waived, it is currently anticipated that the Acquisition will become effective as soon as practicable after the annual meeting; however, there can be no assurance as to the timing of the consummation of the Acquisition or that the Acquisition will be consummated.

THE ACQUISITION AND ACQUISITION CONSIDERATION

      At the Effective Time, Solplax will become a wholly-owned subsidiary of Millennium. Pursuant to the Acquisition agreement and at the Effective Time:

     * Millennium will issue 12,000,000 restricted shares of its Common Stock to SCAC;

REGULATORY REQUIREMENTS

      Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), certain acquisition transactions may not be consummated unless notice has been given and certain information furnished to the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and specified waiting period requirements have been satisfied, unless earlier termination has been granted.

      Millennium and SCAC have each made their respective determination that the approval of the Department of Justice and the Federal Trade Commission will not be required. Thus, the applicable waiting period will not be required. The Department of Justice and the Federal Trade Commission, as well as a state or private person, may challenge the Acquisition at any time before or after its completion. Neither Millennium nor SCAC is aware of any other material governmental or regulatory approval required for completion of the Acquisition, other than compliance with applicable corporate law of Nevada.

ANTICIPATED ACCOUNTING TREATMENT

     Millennium intends to treat the Acquisition as a purchase for accounting and financial reporting purposes, which means that Millennium will treat Solplax as a separate entity for periods prior to the Effective Time and, thereafter, as a wholly-owned subsidiary of Millennium.

RIGHTS OF DISSENTING STOCKHOLDERS

     Under Nevada law, because Millennium is a publicly traded corporation on the NASD OTC:BB, the common stockholders have no dissenters' rights of appraisal.

FEES AND EXPENSES

      We estimate that Acquisition-related fees and expenses, consisting primarily of SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $32,000 assuming the Acquisition is completed. This amount consists of the following estimated fees:

              DESCRIPTION                              AMOUNT
     Legal fees and expenses                         30,000.00
     Accounting fees and expenses                     1,000.00
     SEC filing fee                                      27.14
     Printing, solicitation and mailing costs         1,000.00
                                                   -----------
          Total                                     $32,027.14

      Millennium will be responsible for paying all of its expenses incurred in connection with the Acquisition, except that fees relating to Solplax attorneys fees which are unknown to Millennium.

                          THE ACQUISITION AGREEMENT

      THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN MATERIAL PROVISIONS OF THE ACQUISITION AGREEMENT THAT HAVE NOT BEEN PREVIOUSLY DISCUSSED. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACQUISITION AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE.

REPRESENTATIONS AND WARRANTIES

      In the Acquisition agreement, Millennium made customary representations and warranties to the other parties with respect to its business, organization, operations and financial condition and other matters. The Acquisition agreement also contains customary representations and warranties of SCAC and Solplax relating to their business. The representations and warranties in the Acquisition agreement do not survive after the Effective Time, except certain covenants and agreements which by their terms contemplate performance following the Effective Time.

CONDUCT OF BUSINESS PRIOR TO THE ACQUISITION

      Solplax has agreed that, until the completion or termination of the Acquisition, unless Millennium consents in writing, Solplax will conduct their businesses in the ordinary course of business in substantially the manner conducted prior to the date of the Acquisition agreement. Millennium has also agreed to, and cause its subsidiaries to, use reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it.

ADDITIONAL AGREEMENTS OF MILLENNIUM

       Millennium   has  further  agreed,  among  other  things  specifically
identified in the Acquisition agreement:

     * to provide SCAC reasonable access to its facilities, records and all other information as SCAC and Solplax may reasonably request;

     * prepare and file the proxy statement with the SEC as soon as it is reasonable practicable and use reasonable best efforts to have the proxy statement cleared by the SEC under the Exchange Act;

    * take all reasonable action to comply with the state blue sky or federal or state securities laws in connection with the transactions contemplated by the Acquisition agreement inclusive of the provisions of the Registration Rights Agreement attached to the Acquisition Agreement;

     * cooperate with SCAC and Solplax to remove any injunction or other impediment to the consummation of the Acquisition;

     * to make all necessary filings and obtain any consents and approvals as may be required in connection with the Acquisition agreement and the Acquisition; and

     * to consult with SCAC and Solplax and obtain prior approval of SCAC before issuing any press release or making any other public disclosure regarding the Acquisition agreement or the transactions contemplated thereby, except as may be required by law, by obligations of Millennium pursuant to any listing agreement with any national securities exchange or relating to consultation with its legal counsel, financial advisor or accountants relating to the transaction contemplated by the Acquisition agreement.

DIRECTOR AND OFFICER INDEMNIFICATION

      Pursuant to the terms of the Acquisition agreement, and subject to any limitation imposed from time to time under applicable law, all rights of indemnification available to the present and former officers and directors of Millennium and its subsidiaries in respect of acts or omissions occurring prior to the Effective Time, shall remain available for six years following the Effective Time, to the maximum extent provided under Millennium's articles of incorporation and by-laws, as in effect on the date of the execution of the Acquisition agreement.

     Pursuant to the Acquisition agreement, for six years after the Effective Time, Millennium and will indemnify and hold harmless Millennium's and SCAC's and Solplax's present and former officers and directors for acts or omissions occurring before the Effective Time of the Acquisition to the extent provided under Millennium's articles of incorporation and by-laws in effect on the date of the Acquisition agreement. See "Interests of Certain Persons in the Acquisition-Indemnification and Insurance."

COOPERATION AND REASONABLE EFFORTS

     Pursuant to the Acquisition agreement, and subject to certain conditions and limitations described therein, the parties have agreed to cooperate with each other and to use their respective reasonable best efforts to take all action under the terms of the Acquisition agreement and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by the Acquisition agreement.

CONDITIONS TO THE ACQUISITION

       Millennium's and SCAC's respective obligations to complete the Acquisition and the related transactions are subject to the satisfaction or waiver of each of the following conditions before completion of the
Acquisition:

* the representations and warranties of each party must be true and correct when made and as of the closing of the Acquisition, except for changes contemplated by the Acquisition agreement, or where such representation or warranty speaks of a different date or the failure to be true and correct could not reasonably be expected to have a material adverse effect on such party;

* each party has complied in all material respects with all of its covenants in the Acquisition agreement, except where the failure to perform or comply with such covenants could not reasonably be expected to have a material adverse effect on such party;

* each party has received a certificate executed on behalf of the other party's chairman of the board and chief executive officer or vice president to the effect that the conditions set forth in the immediately preceding bullet points have been satisfied;

* the Acquisition agreement and the Acquisition have been approved by the affirmative vote of a majority of the holders of the issued and outstanding shares of Millennium's common stock;

* no order, writ, injunction or decree is in force or pending that makes the Acquisition illegal or otherwise prohibits completion of the Acquisition; and

* all consents, approvals and authorization legally required to consummate the Acquisition and the other transactions contemplated by the Acquisition agreement must have been obtained from all governmental entities, including such approvals, waivers and consents as may be required under the antitrust laws.

TERMINATION OF THE ACQUISITION AGREEMENT

      The Acquisition agreement may be terminated at any time before the completion of the Acquisition, whether before or after approval of the matters presented in connection with the Acquisition by the stockholders of Millennium, as summarized below:

* the Acquisition agreement may be terminated by mutual written consent of SCAC and Millennium;

* the Acquisition agreement may be terminated by either Millennium or SCAC if the conditions to completion of the Acquisition would not be satisfied because of either (a) a material breach of an agreement or obligation in the Acquisition agreement by the other party or (b) a material breach of a representation, warranty or covenant of the other party in the Acquisition agreement, and such breach shall not have been cured within 30 business days following receipt of written notice by the non-breaching party or is otherwise incapable of being cured;

* the Acquisition agreement may be terminated by either Millennium or SCAC if the Acquisition is not completed, without the fault of the terminating party, by September 30, 2000;

* the Acquisition agreement may be terminated by either Millennium or SCAC if (a) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated prohibiting the consummation of the Acquisition or (b) a final court or governmental order prohibiting the Acquisition is issued and is final and not appealable; provided that, the party seeking to terminate the agreement has used reasonable best efforts to remove such order;

* the Acquisition agreement may be terminated by SCAC if the Acquisition fails to receive requisite stockholder approval; or

      The party desiring to terminate the Acquisition agreement shall give written notice of such termination to the other party in accordance with the terms thereof. In the event of termination of the Acquisition agreement, no party shall have any liability or further obligation to any other party.

TERMINATION FEE

      In accordance with the terms of the Acquisition Agreement, there are no termination fees involved in the transaction. Each party to the Acquisition Agreement has agreed to cover their own expenses.

EXTENSION, WAIVER AND AMENDMENT

      The Acquisition agreement may be amended or its conditions precedent to closing waived at any time before or after the annual meeting, but after the annual meeting no amendment or waiver shall be made without the further approval of Millennium's stockholders which reduces the consideration payable to the stockholders, or changes the form of such consideration. Any amendment to the Acquisition agreement must be in writing and signed by all of the parties.

      Either Millennium or SCAC may, in writing, extend the other's time for the performance of any of the obligations or other acts under the Acquisition agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the Acquisition agreement.

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

     In considering the recommendation of the Special Committee and the board of directors, you should be aware that certain of Millennium's officers and directors have interests in the Acquisition described below, that present actual or potential conflicts of interest in connection with the Acquisition. Specifically, Paul Branagan, President and Chairman of Millennium is a director and stockholder of SCAC.

INDEMNIFICATION AND INSURANCE

     Pursuant to the Acquisition agreement, for six years after the Effective Time, Millennium will indemnify and hold harmless Millennium's present and former officers and directors for acts or omissions occurring before the Effective Time of the Acquisition to the extent provided under Millennium's articles of incorporation and by-laws in effect on the date of the Acquisition agreement.

ELECTION OF DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2001 annual meeting of shareholders and until their successors are elected and qualified.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of Directors. None of the Directors knows of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.

                                 All Positions                       Years
                                  and Offices                       Served
Name                               With MPCO                  Ag      as
                                                               e   Director
                                                                    Of the
                                                                    Company
Paul T. Branagan   President, Secretary/Treasurer & Director  57   Dec. 1999
William E. Lennon  VP of Product Development and Director     54   Dec. 1999
James L. Arnold    VP of Operations and Director              66   Dec. 1999
Donato Grieco      Director                                   64   Dec. 1999

BOARD OF DIRECTORS MEETING

      The board of directors of Millennium met 2 times during the fiscal year ended March 31, 2000.

SUMMARY COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                             Long Term
                            Annual Compensation             Compensation
                                          Other Annual  Restricted
Name                Year   Salary  Bonus  Compensation    Stock     Options
Paul T. Branagan    2000   $16,000  -0-        -0-         -0-        -0-
William E. Lennon   2000    -0-     -0-        -0-         -0-        -0-
James L. Arnold     2000    -0-     -0-        -0-         -0-        -0-
Donato Grieco       2000    -0-     -0-        -0-         -0-        -0-

               DIRECTORS AND EXECUTIVE OFFICERS OF MILLENNIUM

EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the current executive officers (as defined by the Securities and Exchange Commission rules) of Millennium. These officers serve at the discretion of the board of directors of Millennium and of various subsidiaries of Millennium, as the case may be.

NAME                AGE                        POSITION
Paul T. Branagan    57   President, Secretary/Treasurer and Director
William E. Lennon   54   Vice President of Product Development and Director
James L. Arnold     66   Vice President of Operation and Director
Donato Grieco       64   Director

DUTIES, RESPONSIBILITIES AND EXPERIENCE

     Paul T. Branagan (age 57) is the President, Secretary/Treasurer and a member of the Board of Directors of the Company. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada.

     William E. Lennon (age 54) is the Vice President of Development and a member if the Board of Directors of the Company. Mr. Lennon was on the Dean of Students' staff at DePauw University. After leaving DePauw he became the Chairman of the Business Department at Davenport College. Mr. Lennon is presently the CEO and founder of F & L Investment Corporation.

     James L. Arnold (age 66) is the Vice President of Operations and a member of the Board of Directors of the Company. Mr. Arnold graduated from Northeastern University with a B.S. in industrial engineering. From 1997 to the present he has worked as a management consultant. From 1993 until 1997, Mr. Arnold served as President and CEO of Ebtron, Inc.

     Donato A. Grieco (age 64) is a member of the Board of Directors of the Company. Mr. Grieco holds a B.S. in Business & Engineering Administration from the Massachusetts Institute of Technology of Cambridge, Massachusetts. Since 1986, Mr. Grieco has been Vice-President of Mollenberg-Betz, Inc. of Buffalo, New York, a major contractor in the mechanical construction industry, specializing in refrigeration, air conditioning, heating, and industrial process piping systems. Primarily responsible for project cost estimating, along with vendor and sub-contractor soliciting, leading to total project bid presentations.

      There are no family relationships between any of the above persons. Executive officers are elected annually by the board of directors of Millennium or a wholly-owned subsidiary of Millennium, as the case may be, at their respective meetings of directors held immediately following the annual meeting of stockholders for such company, to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                    PRINCIPAL STOCKHOLDERS OF MILLENNIUM

      The following table sets forth as of August 22, 2000, the beneficial ownership of the Millennium common stock of each director, each of the named executive officers, and all executive officers and directors of Millennium as a group:

                                           Number           Percent
     Name of Beneficial Owner (1)         of Shares      Of Class (2)
Paul T. Branagan                             538,500          2%
William E. Lennon                            120,000          1%
James L. Arnold                              100,000          0%
Donato Grieco                                150,000          1%
SCAC Holdings Corp                         8,000,000          33%
All Directors & Officers as a Group          908,500          4%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2) Figures are rounded to the nearest percentage. Less than 1% is reflected as 0%.

              PROPOSALS OF STOCKHOLDERS FOR 2001 ANNUAL MEETING

      Proposals of stockholders intended to be presented at the 2001 Annual Stockholders' meeting must be received by the corporate secretary, Millennium Plastics Corporation, 6265 S. Stevenson Way., Las Vegas, Nevada 89120 prior to July 1, 2001.



                                OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not intend to bring any other business before the annual meeting of Millennium stockholders and, so far as is known to the board of directors, no matters are to be brought before the annual meeting except as specified in the notice of annual meeting. However, as to any other business that may properly come before the annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors and the Annual Committee.

                       EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Millennium.

                     WHERE YOU CAN FIND MORE INFORMATION

     Millennium files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Millennium files with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at the following location:

                            Public Reference Room
                           450 Fifth Street, N.W.
                                  Room 1024
                           Washington, D.C. 20549

     Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information concerning Lucent may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

     Millennium filed a proxy statement on Schedule 14A on September __, 2000 with the Securities and Exchange Commission. As allowed by Securities and Exchange Commission rules, this proxy statement does not contain all the information you can find in Millennium's 14A filing.

     The Securities and Exchange Commission allows Millennium to "incorporate by reference" information into this proxy statement, which means that the Millennium can disclose important information to you by referring you to other documents filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.



     This proxy statement incorporates by reference the documents set forth below that Millennium previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about Millennium that is not included in or delivered with this proxy statement.


MILLENNIUM FILINGS
(FILE NO. 0-30234               PERIOD

Registration Statement Form 10SB        Filed August 30, 1999

Annual Report on Form 10-K              Fiscal  Year  ended  March  31,  2000
                                        filed on June 30, 2000

Quarterly Reports on Form 10-Q          Quarters  ended September  30,  1999,
                                        December 31, 2000 and June 30, 2000

Current Reports on Form 8-K             Filed  December 6, 1999, December  8,
                                        1999, and August 30, 2000.

     Millennium also incorporates by reference additional documents that may be filed with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the annual meeting. These include periodic reports, such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, as well as proxy statements.

     Millennium has supplied all information contained or incorporated by reference in this proxy statement relating to Millennium and SCAC has supplied all such information relating to SCAC.

     You can obtain any of the documents incorporated by reference through Millennium, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from Millennium without charge,
excluding   all   exhibits,  except  that  if  Millennium  has   specifically
incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the Millennium at the following address:

                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121

     You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated August 22, 2000. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of Millennium common stock in the merger creates any implication to the contrary.

                             FRONT SIDE OF PROXY


                                    PROXY
                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121


                       ANNUAL MEETING OF STOCKHOLDERS

                             SEPTEMBER 25, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF MILLENNIUM PLASTICS CORPORATION

     The undersigned stockholder of MILLENNIUM PLASTICS CORPORATION, a Nevada corporation (the "Company"), hereby appoints Paul Branagan, as proxies, with the power to appoint his or her substitute, and hereby authorizes either of them to represent, and to vote as designated on the reverse side, all the shares of common stock of Millennium Plastics Corporation held of record by the undersigned on September 1, 2000, at the Annual Meeting of Stockholders of Millennium Plastics Corporation, to be held at The San Remo Hotel & Casino, Room - Chateau 4, 115 E. Tropicana, Las Vegas, Nevada, on September 25, 2000, at 10:00 a.m. local time and at all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE APPROVAL OF THE ACCOUNTING FIRM OF WEAVER AND MARTIN, AND THE APPROVAL OF THE ACQUISITION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

           [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

     THE BOARD OF DIRECTORS OF MILLENNIUM PLASTICS CORPORATION RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF ACQUISITION.

     1. Proposal to approve and adopt the Acquisition Agreement, dated as of August 22, 2000, by and among Millennium Plastics Corporation and SCAC Holdings Inc., as heretofore and hereinafter amended, and the transactions contemplated thereby:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

           (Continued and to be dated, and signed on reverse side)


2. Proposal to approve the following Directors: Paul T. Branagan, William E. Lennon, James L. Arnold, and Donato Grieco.

Paul T. Branagan    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

William E. Lennon   [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

James L. Arnold     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

Donato Grieco       [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to approve Weaver & Martin as independent auditors for the new year:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN


4.  Proposal to approve Millennium's 2000/2001 Stock Option Plan:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

5. Proposal to transact such other business as may properly come before the annual meeting or any adjournment or postponement:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN



THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2000

                                        _______________________________
                                                  (Signature)

                                        _______________________________
                                            (Joint Owner's Signature)

                                        Please sign exactly as your name
                                        appears on proxy. When    signing as
                                        attorney, guardian, executor,
                                        administrator or     trustee, please
                                        give title. If the signer is a
                                        corporation, give the full corporate
                                        name and sign by a duly authorized
                                        officer, showing the officer's
                                        title. EACH joint owner is requested
                                        to sign.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
            PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE